[GRAPHIC OMITTED] AMERIQUEST
                                         MORTGAGE
                                         COMPANY


                        ASSET BACKED FUNDING CORPORATION

                   ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1


                           $ 232,345,000 (APPROXIMATE)

                               Subject to Revision


                     March 20, 2001- Computational Materials


J.P. Morgan Securities Inc. (JPMSI) and Chase Securities Inc. (CSI), members NYSE and SIPC. JPMorgan is the marketing name used by J.P. Morgan Chase & Co. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

This report is based on information provided by Asset Backed Funding Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


JPMORGAN

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                                    [GRAPHIC OMITTED] AMERIQUEST
                                                                      MORTGAGE
                                                                      COMPANY

--------------------------------------------------------------------------------
RMBS NEW ISSUE TERM SHEET

$232,345,000  CERTIFICATES (APPROXIMATE)


ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
Offered Classes:  A-1, A-2, A-3, A-4, A-5, A-6, M-1, M-2, B

ASSET BACKED FUNDING CORPORATION
DEPOSITOR

AMERIQUEST MORTGAGE COMPANY
ORIGINATOR AND MASTER SERVICER




MARCH 20, 2001





The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------




                                                   OFFERED CERTIFICATES

----------------------------------------------------------------------------------------------------------------------------------
                                                       TO MATURITY:
----------------------------------------------------------------------------------------------------------------------------------
                                                                              Expected                 Expected Ratings
                                                                 Expected       Last
                 Expected                             Expected   Principal   Scheduled
               Approximate     Interest   Principal   WAL (yrs)   Window    Distribution
   Class          Size*          Type        Type                  (mos)        Date            Moody's               Fitch
----------------------------------------------------------------------------------------------------------------------------------

A-1             76,000,000.00    Fixed       SEQ        0.91      1 - 21     06/20/2018           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
A-2             26,000,000.00    Fixed       SEQ        2.02      21 - 29    01/20/2022           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
A-3             37,000,000.00    Fixed       SEQ        3.02      29 - 48    05/20/2027           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
A-4             25,000,000.00    Fixed       SEQ        5.05      48 - 80    08/20/2029           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
A-5**           18,491,000.00    Fixed       SEQ        11.05    80 - 220    05/20/2032           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
A-6**           23,000,000.00    Fixed       NAS        6.62     37 - 217    11/20/2030           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
M-1**           11,092,000.00    Fixed       MEZ        6.18     37 - 166    05/20/2032           Aa2                  AA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
M-2**            9,924,000.00    Fixed       MEZ        6.01     37 - 146    05/20/2032            A2                   A

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
B**              5,838,000.00    Fixed       SUB        5.12     37 - 110    05/20/2032           Baa2                 BBB

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                       TO CALL:
----------------------------------------------------------------------------------------------------------------------------------
                                                                              Expected                 Expected Ratings
                                                                 Expected       Last
                 Expected                             Expected   Principal   Scheduled
               Approximate     Interest   Principal   WAL (yrs)   Window    Distribution
   Class          Size*          Type        Type                  (mos)        Date            Moody's               Fitch
----------------------------------------------------------------------------------------------------------------------------------

A-1             76,000,000.00    Fixed       SEQ        0.91      1 - 21     06/20/2018           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
A-2             26,000,000.00    Fixed       SEQ        2.02      21 - 29    01/20/2022           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
A-3             37,000,000.00    Fixed       SEQ        3.02      29 - 48    05/20/2027           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
A-4             25,000,000.00    Fixed       SEQ        5.05      48 - 80    08/20/2029           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
A-5**           18,491,000.00    Fixed       SEQ        8.33     80 - 103    05/20/2032           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
A-6**           23,000,000.00    Fixed       NAS        6.48     37 - 103    11/20/2030           Aaa                  AAA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
M-1**           11,092,000.00    Fixed       MEZ        5.68     37 - 103    05/20/2032           Aa2                  AA

------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------
M-2**            9,924,000.00    Fixed       MEZ        5.68     37 - 103    05/20/2032            A2                   A
------------ ----------------- ---------- ----------- ---------- ---------- ------------- --------------------- ------------------

B**              5,838,000.00    Fixed       SUB        5.11     37 - 103    05/20/2032           Baa2                 BBB

----------------------------------------------------------------------------------------------------------------------------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

** Priced to call.


--------------------------------------------------------------------------------
STRUCTURE:
----------

(1) After the Clean-Up Call Date, the coupon on the Class A-5 Certificates will increase by 50 bps per annum.

(2)  It is expected that all classes will be subject to a Net WAC Cap.

(3) Classes M-1, M-2, and B are not expected to receive principal payments prior to the Step-down Date.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 PRICING SPEED:
--------------------------------------------------------------------------------

FIXED-RATE MORTGAGE LOANS   23% HEP

                            23% HEP assumes that prepayments start at 2.30% CPR in month one of collateral seasoning, increase by approximately 2.30% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS
                                ----------------


TITLE OF SECURITIES:            Asset Backed Certificates, Series 2001-AQ1


OFFERED CERTIFICATES: Classes A-1, A-2, A-3, A-4, A-5, A-6 ("Class A Certificates" or "Senior Certificates"), Class M-1 and Class M-2 ("Class M Certificates") and Class B Certificates (together with the Class M Certificates, the "Subordinate Certificates")

ORIGINATOR AND MASTER           Ameriquest Mortgage Company
SERVICER:

TRUSTEE:                        Bankers Trust Company of California, N.A.

RATING AGENCIES:                Moody's Investors Service ("Moody's") and Fitch
                                IBCA ("Fitch").

LEAD MANAGER:                   Banc of America Securities LLC

CLOSING DATE:                   On or about March 29, 2001.

ACCRUED INTEREST:               All Offered Certificates will settle with
                                accrued interest.

DISTRIBUTION DATES:             The 20th of each month, or if such day is not a
                                business day, the next succeeding business day, beginning on April 20, 2001.

RECORD DATE:                    With respect to the Offered  Certificates,  the
                                last business day in the month preceding the applicable Distribution Date.

CUT-OFF DATE:                   The close of business on March 1, 2001.

PAYMENT DELAY:                  With respect to the Offered Certificates, 19
                                days.

DAY COUNT:                      With respect to the Offered Certificates,
                                30/360.

SERVICING FEES:                 Approximately  0.50% of the aggregate  principal
                                balance of the mortgage loans (including the master servicing).

CLEAN-UP CALL DATE:             Any Distribution Date on or after which the
                                aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-Off Date ("Cut-Off Date Principal
                                Balance").

DENOMINATION:                   $1,000 in original principal amount and integral
                                multiples.

SMMEA ELIGIBILITY:              Only the Class A Certificates and the Class M-1
                                Certificates will be SMMEA eligible. The remaining Certificates will NOT be SMMEA eligible.

ERISA ELIGIBILITY:              All of the Offered Certificates are expected to
                                be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (I) conditions of the exemption under the control of the investor are met, (II) the Offered Certificates remain in the four highest rating categories. A fiduciary of any employee benefit plan subject to ERISA should carefully review with its legal advisors whether the purchase of the certificates could give rise to a prohibited transaction.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN
                                       5

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------


TAX STATUS:                     The Offered Certificates will be designated as
                                regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

MORTGAGE LOAN POOL:             (i)     The collateral  information presented in
                                        the term sheet regarding the Mortgage
                                        Loan Pool is based on the mortgage loans as of the Cut-Off Date.

                                (ii) The Mortgage Loan Pool consists of 2,344 fixed rate closed-end mortgage loans, which accrue interest on an actuarial basis and are secured by 1st lien, level pay mortgages on primarily 1-4 family properties. The mortgage loans have a Cut-Off Date Principal Balance of approximately $233,513,035.

                                (iii) For collateral statistics please see the "Description of the Collateral" below.

MONTHLY SERVICER ADVANCES:      The Servicer is required to advance scheduled
                                principal and interest (net of the Servicing
                                Fee) for any delinquent mortgage loan, but is not required to make any advance which the Servicer deems to be non-recoverable.

PREPAYMENT INTEREST SHORTFALL:  For any Distribution Date, with respect to any mortgage loan prepaid in full during a
                                prepayment period, the difference between the interest that would have been paid on the mortgage loan through the last day of the month in which the liquidation or prepayment occurred and interest actually received by the Servicer with respect to the mortgage loan, in each case net of the Servicing Fees.

SERVICER OBLIGATIONS FOR        The Servicer will be obligated to pay, from its
PREPAYMENT INTEREST             own funds, Prepayment Interest Shortfalls for
SHORTFALLS:                     any prepayment in full on a mortgage loan, but
                                only to the extent of the Servicing Fee for the related due period.


SPECIAL SERVICING AGREEMENTS:   The Servicer may enter into a special servicing
                                agreement with an unaffiliated holder of certain certificates which are not offered hereby.
                                Pursuant to such an agreement, such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent mortgage loans.

TRIGGER EVENT:                  With respect to the Offered Certificates on any
                                Distribution Date after the Stepdown Date, a trigger event exists if the 60+ day delinquency percentage (including loans in bankruptcy, foreclosure, or REO) is greater than [50%] of the senior enhancement percentage for the Offered Certificates.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------


                               CREDIT ENHANCEMENT
                               ------------------


EXPECTED CREDIT ENHANCEMENT:    Credit  enhancement  for the  structure  is
                                provided by excess interest,
                                overcollateralization and subordination.

                                CLASS A CREDIT ENHANCEMENT
                                --------------------------

                                (1) Subordination of Class M and Class B
                                    Certificates, totaling 11.50% of the Cut-Off
                                    Date Principal Balance and the
                                    Overcollateralization Amount.

                                CLASS M-1, M-2, AND B CREDIT ENHANCEMENT
                                ----------------------------------------

                                (1)     Class M-1 is enhanced by 6.75% in
                                        subordinate certificates and the
                                        Overcollateralization Amount.

                                (2)     Class M-2 is enhanced by 2.50% in
                                        subordinate certificates and the
                                        Overcollateralization Amount.

                                (3)     Class B is enhanced by the
                                        Overcollateralization Amount.

EXPECTED CREDIT SUPPORT
PERCENTAGE:                         Initial Credit Support           After Step-down Date
                                    ----------------------           --------------------
                                       Class          Percent           Class        Percent
                                       -----          -------           -----        -------
                                   A-1 to A-6         12.00%        A-1 to A-6       24.00%
                                   M-1                 7.25%        M-1              14.50%
                                   M-2                 3.00%        M-2               6.00%
                                   B                   0.50%        B                 1.00%

EXPECTED                        Prior to the Stepdown Date, 0.50% of the
OVERCOLLATERALIZATION AMOUNT:   aggregate Cut-Off Date Principal Balance of the
                                mortgage loans. On or after the Stepdown Date, assuming a Trigger Event is not in effect, the greater of (x) 1.00% of the aggregate Principal
                                Balance of the mortgage loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment Period and
                                (y) 0.50% of the aggregate Cut-Off Date
                                Principal Balance of mortgage loans. On or after the Stepdown Date if a Trigger Event is in effect, the Expected Overcollateralization
                                Amount for the immediately preceding
                                Distribution Date.

OVERCOLLATERALIZATION:          On any Distribution Date, collections on the
                                mortgage loans in excess of the amount required to make interest and principal distributions on the Offered Certificates or to pay certain expenses of the trust will be applied first to cover certain shortfalls on the Senior
                                Certificates, then to maintain the
                                overcollateralization for the Offered
                                Certificates and finally, to cover certain shortfalls on the Subordinate Certificates.

SUBORDINATION:                  If excess interest and overcollateralization are
                                insufficient to cover losses on any mortgage loans, those losses will be applied in reduction of the class certificate balances of the Subordinate Certificates, in reverse order of seniority.

STEP-DOWN DATE:                 The earlier to occur of (i) the Distribution
                                Date on which the certificate principal balances of the Class A Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in April 2004 and (b) the first Distribution Date on which the Class A
                                Certificate principal balance (after taking into account distributions of principal on such Distribution Date) is less than or equal to 76.00% of the aggregate Principal Balance of the mortgage loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------


                               PASS THROUGH RATES
                               ------------------


The Pass through rates for the Offered Certificates are fixed. The pass through rates for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2 and Class B Certificates will be capped at the Net WAC Cap, which may be less than the pass through rates determined on the pricing day. The Net WAC Cap shall equal the weighted average mortgage rates of the mortgage loans less the Servicing Fees and trustee fee.

For the Offered Certificates, the amount of interest distributable on each Distribution Date is the interest accrued during the month immediately preceding the month in which that distribution occurs. All calculations are made on the basis of a 360-day year consisting of twelve 30 day months (30/360).


                             INTEREST DISTRIBUTIONS
                             ----------------------


On each Distribution Date, interest will be distributed in the following order of priority:

     (i)  To the Class A Certificates, current interest;

     (ii) To the Class A Certificates, any unpaid interest (with interest);

     (iii) To the Class M-1 Certificates, current interest;

     (iv) To the Class M-2 Certificates, current interest; and

     (v)  To the Class B Certificates, current interest.

     (vi) Any remainder as described under "Excess Interest" below.



                                 EXCESS INTEREST
                                 ---------------


On each Distribution Date, the trust will generally apply any excess interest in the following order:

     (i)  To maintain the Overcollateralization Amount;

     (ii) To the Class M-1 Certificates, any unpaid interest (with interest);

     (iii) To the Class M-2 Certificates, any unpaid interest (with interest);

     (iv) To the Class B Certificates, any unpaid interest (with interest);

     (v)  Any remaining amounts to Certificates which are not offered.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------



                             PRINCIPAL DISTRIBUTIONS
                             -----------------------


On each Distribution Date before the stepdown date, the Principal Distribution Amount for that Distribution Date is required to be distributed sequentially to the Certificates until each class of certificates has been reduced to zero or until the Principal Distribution Amount has been fully distributed.

On each Distribution Date on or after the stepdown date, the Principal Distribution Amount for that Distribution Date is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

o To the Class A Certificates, the Class A Principal Distribution Amount; provided, however, the Class A Principal Distribution Amount is required to be distributed as follows: first, the Class A-6 Distribution Amount to the Class A-6 Certificates, and then the balance of the Class A Principal Distribution Amount sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates so that no distribution will be made to any class until the certificate principal balances of all the Class A Certificates with a lower numeral designation shall have been reduced to zero, and provided, further, that, on any Distribution Date on which the certificate principal balance of the Class A Certificates is equal to or greater than the aggregate principal balances of the mortgage loans, the Class A Principal Distribution Amount will be distributed pro rata and not sequentially to those Class A Certificates;

o To the Class M-1 Certificates of the group, the Class M-1 Principal Distribution Amount for that class;

o To the Class M-2 Certificates of the group, the Class M-2 Principal Distribution Amount for that class;

o To the Class B Certificates of the group, the Class B Principal Distribution Amount for that class;



PRINCIPAL PAYMENTS:             Payments of principal to the Certificates are
                                derived primarily from collections of principal from the mortgage loans. The sum of (A) all principal amounts collected or advanced on the

PRINCIPAL DISTRIBUTION AMOUNT:  mortgage loans during the related due period and
                                (B) any excess interest funds required to maintain the Overcollateralization Amount.


CLASS A-6 DISTRIBUTION AMOUNT:  For any Distribution Date, is equal to the product of:

                                (i) A fraction, the numerator of which is the Class A-6 Certificate principal balance and the denominator of which is the Class A Certificate principal balance, in each case immediately prior to the Distribution Date,

                                (ii)     The Class A Principal Distribution
                                         Amount for the Distribution Date and

                                (iii)    The applicable percentage for the
                                         Distribution Date set forth in the
                                         following table:

                                Distribution Date                 Percentage
                                -----------------                 ----------

                                April 2001 - March 2004                 0%
                                April 2004 - March 2006                45%
                                April 2006 - March 2007                80%
                                April 2007 - March 2008               100%
                                April 2008 and thereafter             300%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------



CLASS A PRINCIPAL               With respect to any  Distribution Date prior to
DISTRIBUTION AMOUNT:            the Step-down Date or as to which a  Trigger
                                Event  exists,  100% of the  Principal
                                Distribution Amount for the Distribution Date and

                                With respect to any Distribution Date on or after the Step-down Date and as to which a Trigger Event is not in effect, the excess of

                                (i) The related Class A Certificate principal balance immediately prior to the Distribution Date over (ii) the lesser of:

                                      (a)   76.00% of the aggregate principal
                                            balances of the mortgage loans on
                                            the preceding due date and

                                      (b)   the aggregate principal balances of
                                            the mortgage loans on the preceding
                                            due date less 0.50% of the Cut-Off
                                            Date Principal Balance of the
                                            mortgage loans.

CLASS M-1 PRINCIPAL             With respect to any Distribution Date on or
DISTRIBUTION AMOUNT:            after the Step-down Date and as long as a
                                Trigger Event is not in effect, is the excess of

                                (i) the Class A Certificate principal balance (after giving effect to distributions on that date) and

                                (ii)  the Class M-1 Certificate principal
                                      balance immediately prior to the
                                      Distribution Date over (iii) the lesser
                                      of:

                                      (a)   85.50% of the aggregate principal
                                            balances of the mortgage loans on
                                            the preceding due date and

                                      (b)   the aggregate principal balances of
                                            the mortgage loans on the preceding
                                            due date less 0.50% of the Cut-Off
                                            Date Principal Balance of the
                                            mortgage loans.

CLASS M-2 PRINCIPAL             With respect to any Distribution Date on or
DISTRIBUTION AMOUNT:            after the Step-down Date and as long as a
                                Trigger Event is not in effect, is the excess of

                                (i) the Class A Certificate principal balance (after giving effect to distributions on that date) ,

                                (ii)  the Class M-1 Certificate principal
                                      balance (after giving effect to
                                      distributions on that date), and

                                (iii) the Class M-2 Certificate principal
                                      balance immediately prior to the
                                      Distribution Date over (iv) the lesser of:

                                      (a)   94.00% of the aggregate principal
                                            balances of the mortgage loans on
                                            the preceding due date and

                                      (b)   the aggregate principal balances of
                                            the mortgage loans on the preceding
                                            due date less 0.50% of the Cut-Off
                                            Date Principal Balance of the
                                            mortgage loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------


CLASS B PRINCIPAL               With respect to any Distribution Date on or
DISTRIBUTION AMOUNT:            after the Step-down Date and as long as a
                                Trigger Event is not in effect, is the excess of

                                (i) the Class A Certificate principal balance (after giving effect to distributions on that date) ,

                                (ii)  the Class M-1 Certificate principal
                                      balance (after giving effect to
                                      distributions on that date),

                                (iii) the Class M-2 Certificate principal
                                      balance (after giving effect to
                                      distributions on that date), and

                                (iv) the Class B Certificate principal balance immediately prior to the Distribution Date over (v) the lesser of:

                                      (a)   99.00% of the aggregate principal
                                            balances of the mortgage loans on
                                            the preceding due date and

                                      (b)   the aggregate principal balances of
                                            the mortgage loans on the preceding
                                            due date less 0.50% of the Cut-Off
                                            Date Principal Balance of the
                                            mortgage loans

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------


                      PRINCIPAL DISTRIBUTION PRIORITIES


--------------------------------------------------------------------------------
                  Principal Priority Prior to the Stepdown Date
                         (or if a Trigger Event exists)
--------------------------------------------------------------------------------


                                Pay Sequentially



------------      -------------------------------------------------------------
|          |      |           |     |     |     |     |     |     |     |     |
| Mortgage |----\ | Class A-1 | A-2 | A-3 | A-4 | A-5 | A-6 | M-1 | M-2 |  B  |
|  Loans   |----/ |           |     |     |     |     |     |     |     |     |
|          |      |           |     |     |     |     |     |     |     |     |
------------      -------------------------------------------------------------

-----------
|          |
|  Initial |
|  Sizing  |      -------------------------------------------------------------
|          |      |                  88.00%                 |4.75%|4.25%|2.50%|
------------      -------------------------------------------------------------

   ------------------------------------------------------------------------->
           0                          Month                                 36



--------------------------------------------------------------------------------
                   Principal Priority After the Stepdown Date
                           (assuming no Trigger Event)
--------------------------------------------------------------------------------


             Pay all bonds to maintain specified enhancement levels


                                                           Targeted
                                                          Enhancement
                                                          Percentage
       ------------           -----------------        ---------------
       |          |           |   Class A-1   |        |             |
       |          |           |               |        |             |
       |          |           |      A-2      |        |             |
       |          |           |               |        |             |
       |          |           |      A-3      |        |    24.00%   |
       |          |           |               |        |             |
       |          |           |      A-4      |        |             |
       |          |        \  |               |        |             |
       | Mortgage | ------- \ |      A-5      |        |             |
       |  Loans   | ------- / |               |        |             |
       |          |        /  |---------------|        |             |
       |          |           |      A-6      |        |             |
       |          |           |---------------|        |-------------|
       |          |           |      M-1      |        |    14.50%   |
       |          |           |---------------|        |-------------|
       |          |           |      M-2      |        |    6.00%    |
       |          |           |---------------|        |-------------|
       |          |           |       B       |        |    1.00%    |
       ------------           -----------------        ---------------
                 -------------------------------------->
                37                  Month               53+


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------


                                           DESCRIPTION OF THE COLLATERAL

SUMMARY                                                                      TOTAL                MINIMUM               MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Aggregate Principal Balance                               $233,513,035
Number of Loans                                                               2,344
Average Original Loan Balance                                               $99,815               $20,000               $602,000
Average Current Loan Balance                                                $99,622               $19,968               $601,465
Weighted Average Original LTV                                                76.39%                10.34%                 90.00%
Weighted Average Gross Coupon                                               10.686%                7.990%                14.550%
Weighted Average Remaining Term to Maturity (months)                            316                   174                    360
Weighted Average Fico Score                                                     623                   490                    800
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PERCENT OF CUT-OFF DATE
                                                       RANGE                                           PRINCIPAL BALANCE
         Product Type                                  Fixed                                                 100.00%
                                                       Adjustable                                              0.00%

         Amortization Type                             Fully Amortizing Mortgage Loans                       100.00%
                                                       Balloon Mortgage Loans                                  0.00%

         Lien                                          First                                                 100.00%
                                                       Second                                                  0.00%

         Product Type                                  30 Year Fixed                                          72.45%
                                                       20 Year Fixed                                          13.61%
                                                       15 Year Fixed                                          13.94%

         Property Type                                 Single Family Detached                                 84.86%
                                                       Planned Unit Development Detached                       6.10%
                                                       Two- to Four-Family                                     5.37%

         Occupancy Status                              Owner Occupied                                         93.07%
                                                       Non-Owner Occupied                                      6.07%

         Documentation                                 Full Documentation Program                             73.99%
                                                       Fast Trac Documentation Program                        14.05%
                                                       Stated Documentation Program                           11.96%

         Geographic Distribution                       California                                             18.81%
                                                       Texas                                                  14.89%
                                                       New York                                               10.71%
                                                       Florida                                                 7.23%
                                                       Other States                                           48.36%
         Number of States (including DC)                                                                          45

         Largest Zip Code Concentration                95111                                                   0.50%

         Credit Grade                                  AAA                                                    46.82%
                                                       AA                                                     36.94%
                                                       A                                                       9.06%
                                                       B                                                       7.18%

         Loans with Prepayment Penalties                                                                      67.18%
---------------------------------------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------

                                           DESCRIPTION OF THE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIOS (1)
                                                                                                      PERCENT OF
              RANGE OF ORIGINAL                      NUMBER OF           AGGREGATE CUT-OFF        AGGREGATE CUT-OFF
            LOAN TO VALUE RATIOS                  MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
              10.01% TO 15.00%                             2                   $94,190.89                 0.04%
              15.01% to 20.00%                             8                   403,647.23                 0.17
              20.01% to 25.00%                            12                   697,271.81                 0.30
              25.01% to 30.00%                            10                   507,373.06                 0.22
              30.01% to 35.00%                            25                 1,235,418.10                 0.53
              35.01% to 40.00%                            26                 1,655,795.08                 0.71
              40.01% to 45.00%                            44                 3,195,905.21                 1.37
              45.01% to 50.00%                            38                 2,820,471.13                 1.21
              50.01% to 55.00%                            67                 5,957,650.13                 2.55
              55.01% to 60.00%                            97                 8,304,421.64                 3.56
              60.01% to 65.00%                           137                11,202,184.80                 4.80
              65.01% to 70.00%                           168                17,535,677.32                 7.51
              70.01% to 75.00%                           375                31,478,567.61                13.48
              75.01% to 80.00%                           591                60,916,984.61                26.09
              80.01% to 85.00%                           455                51,978,506.51                22.26
              85.01% to 90.00%                           289                35,528,969.39                15.21
                                               ---------------------- ------------------------- -----------------------
                    TOTAL                              2,344              $233,513,034.52               100.00%

(1) As of the Cut-Off Date, the weighted average Original Loan-to-Value of the mortgage loans is approximately 76.39%.


CUT-OFF MORTGAGE LOAN PRINCIPAL BALANCE (1)
                                                                                                      PERCENT OF
                  RANGE OF                           NUMBER OF           AGGREGATE CUT-OFF        AGGREGATE CUT-OFF
              CUT-OFF BALANCES                    MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
                $0.01 - 50,000.00                        406               $17,512,064.26                  7.50%
            50,000.01 - 100,000.00                     1,093                77,540,652.78                 33.21
           100,000.01 - 150,000.00                       484                58,425,524.43                 25.02
           150,000.01 - 200,000.00                       205                35,611,155.00                 15.25
           200,000.01 - 250,000.00                        84                18,888,320.77                  8.09
           250,000.01 - 300,000.00                        28                 7,689,869.43                  3.29
           300,000.01 - 350,000.00                        13                 4,256,807.97                  1.82
           350,000.01 - 400,000.00                        13                 4,891,461.96                  2.09
           400,000.01 - 450,000.00                         6                 2,515,690.05                  1.08
           450,000.01 - 500,000.00                         8                 3,864,704.81                  1.66
           500,000.01 - 550,000.00                         1                   525,729.28                  0.23
           550,000.01 - 600,000.00                         2                 1,189,588.74                  0.51
           600,000.01 - 650,000.00                         1                   601,465.04                  0.26
                                               ---------------------- ------------------------- -----------------------
                    TOTAL                              2,344              $233,513,034.52                100.00%

(1) As of the Cut-Off Date, the average outstanding principal balance of the mortgage loans is approximately $99,622.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------

                                           DESCRIPTION OF THE COLLATERAL
                                           -----------------------------

MORTGAGE RATES (1)
                                                                                                      PERCENT OF
               RANGE OF GROSS                        NUMBER OF           AGGREGATE CUT-OFF        AGGREGATE CUT-OFF
               INTEREST RATES                     MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
                7.751 - 8.000                              5                  $558,029.28                 0.24%
                8.251 - 8.500                              6                   897,352.37                 0.38
                8.501 - 8.750                             11                 2,395,407.01                 1.03
                8.751 - 9.000                             30                 4,517,974.37                 1.93
                9.001 - 9.250                             11                 1,413,029.01                 0.61
                9.251 - 9.500                             32                 6,798,797.85                 2.91
                9.501 - 9.750                             59                 7,490,863.39                 3.21
                9.751 - 10.000                           109                20,149,143.68                 8.63
               10.001 - 10.250                           200                22,102,563.31                 9.47
               10.251 - 10.500                           248                29,104,718.97                12.46
               10.501 - 10.750                           411                40,611,430.80                17.39
               10.751 - 11.000                           418                35,873,590.43                15.36
               11.001 - 11.250                           158                14,578,060.00                 6.24
               11.251 - 11.500                           125                10,964,689.75                 4.70
               11.501 - 11.750                           168                12,341,438.70                 5.29
               11.751 - 12.000                           164                11,802,097.68                 5.05
               12.001 - 12.250                            50                 3,135,232.81                 1.34
               12.251 - 12.500                            43                 2,882,691.52                 1.23
               12.501 - 12.750                            38                 2,374,564.73                 1.02
               12.751 - 13.000                            40                 2,379,443.57                 1.02
               13.001 - 13.250                             7                   499,559.32                 0.21
               13.251 - 13.500                             1                    62,394.98                 0.03
               13.501 - 13.750                             4                   210,310.53                 0.09
               13.751 - 14.000                             4                   215,915.40                 0.09
               14.251 - 14.500                             1                   108,764.48                 0.05
               14.501 - 14.750                             1                    44,970.58                 0.02
                                               ---------------------- ------------------------- -----------------------
                    TOTAL                              2,344             $ 233,513,034.52               100.00%

(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the mortgage loans is approximately 10.686%.

OCCUPANCY TYPES
                                                                                                      PERCENT OF
                                                     NUMBER OF           AGGREGATE CUT-OFF        AGGREGATE CUT-OFF
                  OCCUPANCY                       MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
Owner-Occupied                                         2,141              $217,322,015.37                93.07%
Non Owner Occupied                                       180                14,177,341.69                 6.07
Second Home                                               23                 2,013,677.46                 0.86
                                               ---------------------- ------------------------- -----------------------
                    TOTAL                              2,344              $233,513,034.52               100.00%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------

                                           DESCRIPTION OF THE COLLATERAL
                                           -----------------------------

PURPOSE OF MORTGAGE LOANS
                                                                                                      PERCENT OF
                                                     NUMBER OF           AGGREGATE CUT-OFF        AGGREGATE CUT-OFF
                   PURPOSE                        MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
Equity-out Refinance                                   1,547              $139,729,914.21                59.84%
Refinance                                                789                92,779,677.08                39.73
Purchase                                                   8                 1,003,443.23                 0.43
                                               ---------------------- ------------------------- -----------------------
                    TOTAL                              2,344              $233,513,034.52               100.00%


PROPERTY TYPE
                                                                                                      PERCENT OF
                                                     NUMBER OF           AGGREGATE CUT-OFF        AGGREGATE CUT-OFF
                PROPERTY TYPE                     MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
Single Family Detached                                 1,988              $198,157,632.27                84.86%
Planned Unit Development Detached                        138                14,251,596.23                 6.10
Two- to Four-Family                                      112                12,530,326.28                 5.37
Condominium                                               51                 5,009,333.29                 2.15
Manufactured Housing                                      31                 1,849,844.78                 0.79
Single Family Attached                                    16                 1,027,357.42                 0.44
Planned Unit Development Attached                          8                   686,944.25                 0.29
                                               ---------------------- ------------------------- -----------------------
                    TOTAL                              2,344              $233,513,034.52               100.00%


FICO SCORE (1)
                                                                                                     PERCENT OF
                  RANGE OF                         NUMBER OF            AGGREGATE CUT-OFF         AGGREGATE CUT-OFF
                FICO SCORES                      MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                 451 - 500                               2                   $138,661.83                 0.06%
                 501 - 550                             153                 10,332,949.79                 4.42
                 551 - 600                             771                 70,018,544.81                29.98
                 601 - 650                             839                 88,990,654.84                38.11
                 651 - 700                             428                 47,286,612.25                20.25
                 701 - 750                             123                 13,437,476.75                 5.75
                 751 - 800                              28                  3,308,134.25                 1.42
                                             --------------------------------------------------------------------------
                   TOTAL                             2,344               $233,513,034.52               100.00%

(1) As of the Cut-Off Date, the weighted average FICO Score of the mortgage loans is approximately 623.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------

                                           DESCRIPTION OF THE COLLATERAL
                                           -----------------------------

CREDIT GRADE
                                                                                                      PERCENT OF
                                                     NUMBER OF           AGGREGATE CUT-OFF        AGGREGATE CUT-OFF
                 CREDIT GRADE                      MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                     AAA                                976               $109,319,860.93                46.82%
                      AA                                915                 86,256,492.16                36.94
                      A                                 228                 21,167,714.81                 9.06
                      B                                 225                 16,768,966.62                 7.18
                                                --------------------- ------------------------- -----------------------
                    TOTAL                             2,344               $233,513,034.52               100.00%


DOCUMENTATION
                                                                                                      PERCENT OF
                                                     NUMBER OF           AGGREGATE CUT-OFF        AGGREGATE CUT-OFF
                DOCUMENTATION                      MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
Full Documentation Program                            1,806               $172,770,878.70                73.99%
Fast Trac Documentation Program                         251                 32,817,647.21                14.05
Stated Documentation Program                            287                 27,924,508.61                11.96
                                                --------------------- ------------------------- -----------------------
                    TOTAL                             2,344               $233,513,034.52               100.00%


PREPAYMENT PENALTY TERM (1)
                                                                                                      PERCENT OF
                                                     NUMBER OF           AGGREGATE CUT-OFF        AGGREGATE CUT-OFF
             PREPAY PENALTY TERM                  MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
              No Prepay Penalty                          891               $76,627,886.53                32.82%
                      1                                  169                25,950,579.04                11.11
                      2                                    3                   259,600.00                 0.11
                      3                                  139                14,144,474.24                 6.06
                     3.5                                  61                 7,571,438.24                 3.24
                      4                                   23                 2,465,662.11                 1.06
                      5                                1,058               106,493,394.36                45.60
                                               ---------------------- ------------------------- -----------------------
                    TOTAL                              2,344              $233,513,034.52               100.00%

(1) As of the Cut-Off Date, the weighted average Prepayment Penalty Term of the mortgage loans is approximately 2.7 years. The majority of the mortgage loans with prepayment penalties charge a penalty of 6 months interest on the prepaid balance greater than 20% of the original balance over a rolling 12 month period.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------

                                          DESCRIPTION OF THE COLLATERAL
                                          -----------------------------

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES
                                                                                                      PERCENT OF
                                                     NUMBER OF           AGGREGATE CUT-OFF        AGGREGATE CUT-OFF
              STATE OR TERRITORY                   MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
California                                                292              $43,931,227.69                18.81%
Texas                                                     480               34,762,313.21                14.89
New York                                                  163               25,020,620.50                10.71
Florida                                                   193               16,883,059.64                 7.23
Minnesota                                                  94               11,171,320.00                 4.78
Pennsylvania                                              118                8,911,014.38                 3.82
Michigan                                                   98                8,584,942.36                 3.68
New Jersey                                                 71                8,270,149.33                 3.54
Washington                                                 55                6,859,070.56                 2.94
Ohio                                                       78                6,077,202.53                 2.60
Illinois                                                   64                5,779,754.36                 2.48
Georgia                                                    63                5,648,596.90                 2.42
Alabama                                                    85                5,514,875.60                 2.36
Massachusetts                                              35                4,860,472.39                 2.08
Indiana                                                    49                3,663,336.65                 1.57
New Hampshire                                              31                3,193,554.85                 1.37
Colorado                                                   27                3,178,263.81                 1.36
Maryland                                                   31                3,072,562.29                 1.32
Louisiana                                                  39                2,848,329.27                 1.22
Connecticut                                                25                2,745,985.64                 1.18
Hawaii                                                     13                2,696,760.88                 1.15
Oklahoma                                                   35                2,337,613.01                 1.00
Missouri                                                   26                1,993,338.48                 0.85
Arizona                                                    25                1,951,913.42                 0.84
New Mexico                                                 20                1,788,655.28                 0.77
Utah                                                       15                1,494,254.71                 0.64
Iowa                                                       20                1,484,351.60                 0.64
Maine                                                      18                1,431,498.82                 0.61
Rhode Island                                               11                1,374,819.87                 0.59
Oregon                                                     12                1,351,360.43                 0.58
South Carolina                                             10                  805,792.35                 0.35
Mississippi                                                10                  637,055.81                 0.27
Kansas                                                      4                  420,930.92                 0.18
Nevada                                                      3                  399,657.70                 0.17
Tennessee                                                   6                  395,295.34                 0.17
District of Columbia                                        4                  349,747.10                 0.15
Nebraska                                                    5                  312,810.00                 0.13
Vermont                                                     3                  284,839.20                 0.12
Arkansas                                                    4                  259,602.87                 0.11
Alaska                                                      1                  249,562.21                 0.11
Wyoming                                                     3                  192,498.70                 0.08
Kentucky                                                    2                  106,511.41                 0.05
Idaho                                                       1                   95,000.00                 0.04
South Dakota                                                1                   74,512.45                 0.03
North Dakota                                                1                   48,000.00                 0.02
                                                --------------------- ------------------------- -----------------------
                    TOTAL                               2,344             $233,513,034.52               100.00%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------

                                               BOND SUMMARY (to Call)
                                               ----------------------

A-1 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          5.404         5.252         5.181          5.114         5.052         4.993         4.937
Average Life (yrs.)                    10.28         1.61           1.15          0.91          0.76          0.66          0.59
Modified Duration                      7.35          1.49           1.08          0.86          0.73          0.63          0.56
First Principal Payment Date        04/20/2001    04/20/2001     04/20/2001    04/20/2001    04/20/2001    04/20/2001    04/20/2001
Last Principal Payment Date         06/20/2018    06/20/2004     06/20/2003    12/20/2002    08/20/2002    05/20/2002    04/20/2002
Payment Windows (mos.)                  207           39             27            21            17            14            13

A-2 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          5.478         5.419         5.384          5.349         5.315         5.281         5.247
Average Life (yrs.)                    18.90         3.90           2.65          2.02          1.63          1.37          1.19
Modified Duration                      11.52         3.42           2.40          1.86          1.52          1.29          1.12
First Principal Payment Date        06/20/2018    06/20/2004     06/20/2003    12/20/2002    08/20/2002    05/20/2002    04/20/2002
Last Principal Payment Date         01/20/2022    11/20/2005     05/20/2004    08/20/2003    02/20/2003    10/20/2002    08/20/2002
Payment Windows (mos.)                  44            18             12             9             7             6             5

A-3 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          5.819         5.785         5.758          5.730         5.700         5.673         5.645
Average Life (yrs.)                    23.74         6.51           4.13          3.02          2.34          1.95          1.66
Modified Duration                      12.59         5.25           3.57          2.70          2.13          1.79          1.54
First Principal Payment Date        01/20/2022    11/20/2005     05/20/2004    08/20/2003    02/20/2003    10/20/2002    08/20/2002
Last Principal Payment Date         05/20/2027    10/20/2010     10/20/2006    03/20/2005    01/20/2004    07/20/2003    03/20/2003
Payment Windows (mos.)                  65            60             30            20            12            10             8

A-4 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          6.401         6.387         6.371          6.348         6.323         6.289         6.264
Average Life (yrs.)                    27.32         12.16          7.74          5.05          3.72          2.71          2.27
Modified Duration                      12.63         8.20           5.89          4.18          3.21          2.41          2.05
First Principal Payment Date        05/20/2027    10/20/2010     10/20/2006    03/20/2005    01/20/2004    07/20/2003    03/20/2003
Last Principal Payment Date         08/20/2029    06/20/2016     01/20/2012    11/20/2007    12/20/2005    11/20/2004    10/20/2003
Payment Windows (mos.)                  28            69             64            33            24            17             8

A-5 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          6.946         6.937         6.928          6.917         6.901         6.881         6.841
Average Life (yrs.)                    28.47         15.55         11.21          8.33          6.06          4.57          3.07
Modified Duration                      12.13         9.26           7.58          6.14          4.79          3.79          2.67
First Principal Payment Date        08/20/2029    06/20/2016     01/20/2012    11/20/2007    12/20/2005    11/20/2004    10/20/2003
Last Principal Payment Date         09/20/2029    10/20/2016     06/20/2012    10/20/2009    01/20/2008    10/20/2006    08/20/2005
Payment Windows (mos.)                   2             5             6             24            26            24            23

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------

                                              BOND SUMMARY (to Call)
                                              ----------------------

A-6 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100%                           6.256         6.238         6.234          6.230         6.225         6.218         6.209
Average Life (yrs.)                    13.32         7.80           7.00          6.48          5.87          5.19          4.56
Modified Duration                      8.51          5.89           5.44          5.13          4.75          4.31          3.86
First Principal Payment Date        04/20/2004    04/20/2004     04/20/2004    04/20/2004    07/20/2004    10/20/2004    01/20/2005
Last Principal Payment Date         09/20/2029    10/20/2016     06/20/2012    10/20/2009    01/20/2008    10/20/2006    11/20/2005
Payment Windows (mos.)                  306           151            99            67            43            25            11

M-1 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          7.161         7.140         7.126          7.109         7.095         7.085         7.080
Average Life (yrs.)                    25.49         10.60          7.49          5.68          4.66          4.12          3.89
Modified Duration                      11.40         7.02           5.49          4.44          3.80          3.44          3.28
First Principal Payment Date        12/20/2020    08/20/2006     12/20/2004    04/20/2004    05/20/2004    07/20/2004    08/20/2004
Last Principal Payment Date         09/20/2029    10/20/2016     06/20/2012    10/20/2009    01/20/2008    10/20/2006    11/20/2005
Payment Windows (mos.)                  106           123            91            67            45            28            16

M-2 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          7.614         7.592         7.577          7.559         7.544         7.531         7.522
Average Life (yrs.)                    25.49         10.60          7.49          5.68          4.63          4.02          3.68
Modified Duration                      10.94         6.86           5.39          4.37          3.72          3.33          3.09
First Principal Payment Date        12/20/2020    08/20/2006     12/20/2004    04/20/2004    04/20/2004    05/20/2004    05/20/2004
Last Principal Payment Date         09/20/2029    10/20/2016     06/20/2012    10/20/2009    01/20/2008    10/20/2006    11/20/2005
Payment Windows (mos.)                  106           123            91            67            46            30            19

B (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          8.327         8.300         8.281          8.260         8.241         8.226         8.216
Average Life (yrs.)                    24.89         9.61           6.75          5.11          4.18          3.65          3.36
Modified Duration                      10.19         6.25           4.88          3.95          3.36          3.02          2.82
First Principal Payment Date        12/20/2020    08/20/2006     12/20/2004    04/20/2004    04/20/2004    04/20/2004    04/20/2004
Last Principal Payment Date         09/20/2029    10/20/2016     06/20/2012    10/20/2009    01/20/2008    10/20/2006    11/20/2005
Payment Windows (mos.)                  106           123            91            67            46            31            20

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------

                                            BOND SUMMARY (to Maturity)
                                            --------------------------

A-1 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          5.404         5.252         5.181          5.114         5.052         4.993         4.937
Average Life (yrs.)                    10.28         1.61           1.15          0.91          0.76          0.66          0.59
Modified Duration                      7.35          1.49           1.08          0.86          0.73          0.63          0.56
First Principal Payment Date        04/20/2001    04/20/2001     04/20/2001    04/20/2001    04/20/2001    04/20/2001    04/20/2001
Last Principal Payment Date         06/20/2018    06/20/2004     06/20/2003    12/20/2002    08/20/2002    05/20/2002    04/20/2002
Payment Windows (mos.)                  207           39             27            21            17            14            13

A-2 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          5.478         5.419         5.384          5.349         5.315         5.281         5.247
Average Life (yrs.)                    18.90         3.90           2.65          2.02          1.63          1.37          1.19
Modified Duration                      11.52         3.42           2.40          1.86          1.52          1.29          1.12
First Principal Payment Date        06/20/2018    06/20/2004     06/20/2003    12/20/2002    08/20/2002    05/20/2002    04/20/2002
Last Principal Payment Date         01/20/2022    11/20/2005     05/20/2004    08/20/2003    02/20/2003    10/20/2002    08/20/2002
Payment Windows (mos.)                  44            18             12             9             7             6             5

A-3 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          5.819         5.785         5.758          5.730         5.700         5.673         5.645
Average Life (yrs.)                    23.74         6.51           4.13          3.02          2.34          1.95          1.66
Modified Duration                      12.59         5.25           3.57          2.70          2.13          1.79          1.54
First Principal Payment Date        01/20/2022    11/20/2005     05/20/2004    08/20/2003    02/20/2003    10/20/2002    08/20/2002
Last Principal Payment Date         05/20/2027    10/20/2010     10/20/2006    03/20/2005    01/20/2004    07/20/2003    03/20/2003
Payment Windows (mos.)                  65            60             30            20            12            10             8

A-4 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          6.401         6.387         6.371          6.348         6.323         6.289         6.264
Average Life (yrs.)                    27.32         12.16          7.74          5.05          3.72          2.71          2.27
Modified Duration                      12.63         8.20           5.89          4.18          3.21          2.41          2.05
First Principal Payment Date        05/20/2027    10/20/2010     10/20/2006    03/20/2005    01/20/2004    07/20/2003    03/20/2003
Last Principal Payment Date         08/20/2029    06/20/2016     01/20/2012    11/20/2007    12/20/2005    11/20/2004    10/20/2003
Payment Windows (mos.)                  28            69             64            33            24            17             8

A-5 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          6.950         6.999         7.011          7.013         6.990         6.921         6.841
Average Life (yrs.)                    29.14         19.95         14.78          11.05         7.72          5.06          3.07
Modified Duration                      12.23         10.45          8.89          7.38          5.65          4.07          2.67
First Principal Payment Date        08/20/2029    06/20/2016     01/20/2012    11/20/2007    12/20/2005    11/20/2004    10/20/2003
Last Principal Payment Date         01/20/2031    01/20/2029     05/20/2024    07/20/2019    12/20/2015    05/20/2013    08/20/2005
Payment Windows (mos.)                  18            152           149            141           121           103           23

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

--------------------------------------------------------------------------------
     | Asset Backed Funding Corporation
     | Asset-Backed Certificates, Series 2001-AQ1
     | $232,345,000 (approximate)
--------------------------------------------------------------------------------

                                            BOND SUMMARY (to Maturity)
                                            --------------------------

A-6 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield @ 100%                           6.256         6.238         6.234          6.231         6.230         6.229         6.225
Average Life (yrs.)                    13.32         7.81           7.05          6.62          6.41          6.36          5.87
Modified Duration                      8.51          5.89           5.46          5.21          5.08          5.04          4.73
First Principal Payment Date        04/20/2004    04/20/2004     04/20/2004    04/20/2004    07/20/2004    10/20/2004    01/20/2005
Last Principal Payment Date         11/20/2030    11/20/2028     02/20/2024    04/20/2019    10/20/2015    03/20/2013    06/20/2011
Payment Windows (mos.)                  320           296           239            181           136           102           78

M-1 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          7.161         7.142         7.128          7.114         7.100         7.091         7.086
Average Life (yrs.)                    25.62         11.39          8.11          6.18          5.06          4.45          4.16
Modified Duration                      11.42         7.24           5.73          4.67          4.01          3.64          3.46
First Principal Payment Date        12/20/2020    08/20/2006     12/20/2004    04/20/2004    05/20/2004    07/20/2004    08/20/2004
Last Principal Payment Date         10/20/2030    11/20/2024     01/20/2019    01/20/2015    04/20/2012    04/20/2010    10/20/2008
Payment Windows (mos.)                  119           220           170            130           96            70            51

M-2 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          7.614         7.594         7.579          7.563         7.548         7.535         7.527
Average Life (yrs.)                    25.59         11.14          7.90          6.01          4.89          4.23          3.86
Modified Duration                      10.95         7.00           5.55          4.53          3.86          3.45          3.21
First Principal Payment Date        12/20/2020    08/20/2006     12/20/2004    04/20/2004    04/20/2004    05/20/2004    05/20/2004
Last Principal Payment Date         08/20/2030    07/20/2022     12/20/2016    05/20/2013    12/20/2010    03/20/2009    11/20/2007
Payment Windows (mos.)                  117           192           145            110           81            59            43

B (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
FRM HEP                                0.00%        11.50%         17.25%        23.00%        28.75%        34.50%        40.25%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                          8.327         8.300         8.281          8.260         8.241         8.226         8.216
Average Life (yrs.)                    24.90         9.63           6.76          5.12          4.18          3.65          3.36
Modified Duration                      10.19         6.25           4.89          3.95          3.37          3.02          2.82
First Principal Payment Date        12/20/2020    08/20/2006     12/20/2004    04/20/2004    04/20/2004    04/20/2004    04/20/2004
Last Principal Payment Date         12/20/2029    11/20/2017     04/20/2013    05/20/2010    07/20/2008    03/20/2007    03/20/2006
Payment Windows (mos.)                  109           136           101            74            52            36            24

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN
                                       22